Debtor	Case number	Abbreviation
Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION
MONTHLY OPERATING REPORT, NOVEMBER 2008
CHAPTER 11
BUSINESS DEBTORS
Form 2A
COVERSHEET AND QUESTIONNAIRE

Mark one box for each required document

Report/Document Attached	Previously Waived	
X		1. Cash Receipts and Disbursements Statement (Form 2-B)
		2. Balance Sheet (Form 2-C)
		3. Profit and Loss Statement (Form 2-D)
		4. Supporting Schedules (Form 2-E)
X		5. Disbursements Summary (Form 2-F)
X		6. Narrative (Form 2-G)
X		7. Bank Statements for All Bank Accounts
X		8. Bank Statement Reconciliations for All Bank Accounts

Questionnaire

Please answer questions below	Yes	No	
1. Is the business still operating?	X		
2. Were any assets (other than inventory) sold this month?		X	
3. Were all employees timely paid this month?	X		
4. Are all insurance policies and operating licenses current and in effect?		X	(1)
5. Did you open any new bank accounts this month?		X	
6. Did you deposit all receipts into your DIP account this month?		X	(2)
7. Have all taxes been timely paid?		X	(3)
8. Are you current on the U.S. Trustee quarterly fee payments?	X		

I declare under penalty of perjury that the following Monthly Operating Report , and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on: May 12, 2009

Print name: Zachary H Pashel
Signature: /s/ Zachary H Pashel
Title: President and Chief Executive Officer

(1) Our California business license fee for 2007 is past due. We have been informed that our business license in California was suspended, however effective January 1, 2008 the company is no longer doing business in California.
(2) Certain deposits related to securities were automatically deposited into our custody account.
(3) Certain state and federal taxes for 2007 and 2008 are past due.

Debtor	Case number	Abbreviation
Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period November 1, 2008 to November 30, 2008

Cash flow Summary	LUM		MIN	
	Current Month	Accumulated	Current Month	Accumulated
1. Beginning cash balance	$ 223,821	$ 234,454	$ 73,174	$ 100,046
2. Cash receipts				
Operations	86,323	297,110	24	15,040
Sale of assets	-	-	-	-
Loans/advances	232,000	432,000	-	-
Other	-	129,368	-	9,759
Total Cash Receipts	318,323	858,478	24	24,799
3. Cash Disbursements				
Operations	158,014	554,708	63,440	65,190
Debt Service/Secured loan payment	-	-	-	-
Professional Fees/U.S. Trustee Fees	35,567	188,817	-	-
Other	24	868	9,758	59,655
Total Cash Disbursements	193,605	744,393	73,198	124,845
4. Net Cash Flow (total Cash Receipts less Total Cash Disbursements)	124,718	114,085	(73,174)	(100,046)
Ending Cash balance (to Form 2-C)	$ 348,539	$ 348,539	$ 0	$ 0

CASH BALANCE SUMMARY	Financial Institution	Book Balance
Petty Cash		N/A
DIP Operating account (LUM)	Wachovia	$ 363,913
DIP State Tax Account		N/A
DIP Payroll Account		N/A
Other Operating Account (LUM)	Bank of America	$ (15,374)
Other Operating Account (LUM)	Bank of the West	$ -
Sweep account (LUM)	JPMorgan Custody Account	$ -
Other Interest Bearing Account (MIN)	JPMorgan Custody Account	$ -
TOTAL (must agree with Ending Cash Balance above)		$ 348,539

Debtor		Case number	Abbreviation
Luminent Mortgage Capital, Inc.		08-21389-DK	LUM
Luminent Capital Management, Inc.		08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust		08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust		08-21392-DK	MER
Minerva CDO Delaware SPV LLC		08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation		08-21394-DK	MIN
OT Realty Trust		08-21395-DK	OT
Pantheon Holding Company, Inc.		08-21396-DK	PAN
Proserpine, LLC		08-21397-DK	PRO
Saturn Portfolio Management, Inc.		08-21398-DK	SAT

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period November 1, 2008 to November 30, 2008

LUM			
CASH RECEIPTS DETAIL		ACCOUNT NUMBER	2000037939702
Date	Payer	Description	Amount
11/05/08	Wells Fargo Bank	Interest receipts	3,739.09
11/06/08	Wells Fargo Bank	Interest receipts	1,031.92
11/06/08	Wells Fargo Bank	Interest receipts	1,052.29
11/06/08	Wells Fargo Bank	Interest receipts	1,168.21
11/10/08	Arco Capital Corporation	DIP financing receipts	75,000
11/12/08	Wells Fargo Bank	Interest receipts	971.35
11/13/08	Wells Fargo Bank	Interest receipts	351.85
11/14/08	JPMorgan	Other receipts	63,439.81
11/18/08	IndyMac Bank	Interest receipts	4,745.98
11/18/08	HR Simplified	COBRA benefit receipts	7,674.91
11/20/08	Arco Capital Corporation	DIP financing receipts	157,000
11/25/08	Wells Fargo Bank	Interest receipts	351.85
11/28/08	Wells Fargo Bank	Interest receipts	1,796.29
		Total Cash Receipts	$ 318,324

LUM			
CASH RECEIPTS DETAIL		ACCOUNT NUMBER	021-50526
Date	Payer	Description	Amount
None			
		Total Cash Receipts	$ -

LUM			
CASH RECEIPTS DETAIL		ACCOUNT NUMBER	12356-81798
Date	Payer	Description	Amount
None			
		Total Cash Receipts	$ -

LUM			
CASH RECEIPTS DETAIL		ACCOUNT NUMBER	756-032058
Date	Payer	Description	Amount
None			
		Total Cash Receipts	$ -

MIN			
CASH RECEIPTS DETAIL		ACCOUNT NUMBER	021-58765
Date	Payer	Description	Amount
11/12/2008	Luminent Mortgage Capital	Transfer	$ 24
		Total Cash Receipts	$ 24

Debtor		Case number	Abbreviation	
Luminent Mortgage Capital, Inc.		08-21389-DK	LUM	
Luminent Capital Management, Inc		08-21390-DK	LCM	
Maia Mortgage Finance Statutory Trust		08-21391-DK	MAIA	
Mercury Mortgage Finance Statutory Trust		08-21392-DK	MER	
Minerva CDO Delaware SPV LLC		08-21393-DK	MIN CDO	
Minerva Mortgage Finance Corporation		08-21394-DK	MIN	
OT Realty Trust		08-21395-DK	OT	
Pantheon Holding Company, Inc		08-21396-DK	PAN	
Proserpine, LLC		08-21397-DK	PRO	
Saturn Portfolio Management, Inc.		08-21398-DK	SAT	

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period November 1, 2008 to November 30, 2008

LUM
CASH DISBURSEMENTS DETAIL — ACCOUNT NUMBER 2000007909702

Date	Check No.	Payee	Description	Amount
11/5/2008	1054	Miller, Bruce A.	Board of Directors	$ 6,667
11/5/2008	1055	Goldstein, Robert	Board of Directors	5,000
11/5/2008	1052	Canarwall, Inc.	Insurance	4,026
11/5/2008	1056	Wettlers, Joseph	Board of Directors	3,333
11/5/2008	1057	FRANK RAITER	Board of Directors	3,333
11/5/2008	1049	Westside Property Investment Company	Rent	2,000
11/5/2008	1053	PEN-CAL	Salaries & Benefits	1,436
11/5/2008	1051	Mellon Investor Services, LLC	Public Company	1,188
11/5/2008	1046	PR Newswire Association, LLC	Public Company	770
11/5/2008	1047	Iron Mountain Records Management	Office Supplies	259
11/5/2008	1050	ADP, INC.	Salaries & Benefits	140
11/5/2008	1048	Verizon 215-525-6968	Office Supplies	110
11/6/2008	n/a	ADP	Salaries & Benefits	33,346
11/6/2008	n/a	ADP	Salaries & Benefits	16,312
11/6/2008	n/a	Pen-Cal	Salaries & Benefits	946
11/6/2008	n/a	CDH Card Systems	Salaries & Benefits	289
11/12/2008	n/a	Wachovia Bank	Custody and bank fees	198
11/18/2008	1065	Shapiro, Sher, Guinot & Sandler	Professional Fees and Expenses	35,567
11/18/2008	1060	Richard J. Reisman	Other	9,344
11/18/2008	1064	Tikofsky, Andrew	Other	7,500
11/18/2008	1059	Olson, Patrick	Information Tech/Systems	4,000
11/18/2008	1061	Pashel, Zachary	Travel & Entertainment	2,353
11/18/2008	1063	XO Communications	Information Tech/Systems	2,148
11/18/2008	1062	AT&T - 821471292	Office Supplies	1,000
11/18/2008	1058	Pitney Bowes	Office Supplies	125
11/21/2008	n/a	ADP	Salaries & Benefits	33,346
11/21/2008	n/a	ADP	Salaries & Benefits	16,312
11/21/2008	n/a	Pen-Cal	Salaries & Benefits	945
11/21/2008	n/a	CDH Card Systems	Salaries & Benefits	289
			Total Cash Disbursements	$ 193,581

LUM
CASH DISBURSEMENTS DETAIL — ACCOUNT NUMBER 021-50628

Date	Check No.	Payee	Description	Amount
11/12/2008		Minerva Mortgage Finance Corporation	Transfer	$ 24
			Total Cash Disbursements	$ 24

LUM
CASH DISBURSEMENTS DETAIL — ACCOUNT NUMBER 12356-81798

Date	Check No.	Payee	Description	Amount
None				
			Total Cash Disbursements	$ -

LUM
CASH DISBURSEMENTS DETAIL — ACCOUNT NUMBER 755-000058

Date	Check No.	Payee	Description	Amount
None				
			Total Cash Disbursements	$ -

MIN
CASH DISBURSEMENTS DETAIL — ACCOUNT NUMBER 021-58765

Date	Check No.	Payee	Description	Amount
11/14/2008	N/A	Luminent Mortgage Capital	Transfer	$ 63,440
11/3/2008	N/A	Citi	Return unidentified receipt	9,759
			Total Cash Disbursements	$ 73,199

Debtor	Case number	Abbreviation
Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

Form 2-F

DISBURSEMENT SUMMARY

For Month Ended November 30, 2008

Total Disbursements from Operating Account	$ 193,581
Total Disbursements from Payroll Account	$ -
Total Disbursements from Escrow Account	$ -
Total Disbursements from Other Account	$ 73,223
Grand Total	$ 266,804

Debtor	Case number	Abbreviation
Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Tru	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

Form 2-G

NARRATIVE

For Month Ended November 30, 2008

The Debtors do not currently have sufficient internal accounting capacity or funds to spend on external financial experts to put together Form 2-C, Form 2-D or Form 2-E of the Monthly Operating Report.